UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 24, 2007

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	1-143	38-0572515
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (313) 556-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On March 18, 2004, General Motors Corporation (“GM”) filed a post-effective amendment to its registration statement on Form S-3 (File #333-108532). Exhibit 1(a) to that registration statement contained a form of proposed Underwriting Agreement of GM relating to Debt Securities (including form of Delayed Delivery Contract) and Exhibit 1(b) contained a form of proposed Underwriting Agreement of GM relating to Convertible Debt Securities. GM has amended each of these forms. The revised form of proposed Underwriting Agreement of GM relating to Debt Securities (including form of Delayed Delivery Contract) is attached hereto as Exhibit 1(a) and the revised form of proposed Underwriting Agreement of GM relating to Convertible Debt Securities is attached hereto as Exhibit 1(b) and each is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

1(a)	Form of proposed Underwriting Agreement of GM relating to Debt Securities (including form of Delayed Delivery Contract).

1(b)	Form of proposed Underwriting Agreement of GM relating to Convertible Debt Securities.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)

Date: May 24, 2007	By:	/s/ Teresa Hilado
	Its:	Assistant Treasurer